PROSPECTUS SUPPLEMENT	May 30, 2023

Summary Prospectus Supplement

May 30, 2023

Limited-Term Bond Fund
ETABX	Class A Shares	ETCBX	Class C Shares
ETNBX	Class N Shares	ETIBX	Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2022, and should be read in conjunction with such Summary Prospectus.

Effective May 31, 2023, the management fee payable by the Fund to Eventide Asset Management LLC, the Fund’s investment adviser, will be reduced from 0.33% to 0.31% of the average daily net assets of the Fund. Accordingly, the following changes are hereby made to the Prospectus and Summary Prospectus.

The table under the section of the Fund’s Summary Prospectus entitled “FUND SUMMARY - Eventide Limited-Term Bond Fund - Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.31%	0.31%	0.31%	0.31%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	0.00%
Other Expenses	0.31%	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	0.87%	1.62%	0.82%	0.62%

PROSPECTUS SUPPLEMENT	May 30, 2023

Fee Waiver and/or Expense Reimbursement[3]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.80%	1.55%	0.75%	0.55%
1.	The maximum deferred sales charge on Class A shares (as a % of NAV at the time of purchase) applies only to purchases of $1 million or more made without an initial sales charge and applies to shares sold within 18 months of purchase.

2. The maximum deferred sales charge on Class C shares (as a % of the lesser of NAV of the shares redeemed or the original purchase price) applies to shares sold within 12 months of purchase.

3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 0.80%, 1.55%, 0.75% and 0.55% for Class A shares, Class C shares, Class N shares, and Class I shares, respectively, through October 31, 2023. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the Management Agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

The section of the Fund’s Summary Prospectus entitled “FUND SUMMARY – Eventide Limited-Term Bond Fund - Fees and Expenses of the Fund – Example of Hypothetical Fund Costs” is hereby replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$652	$830	$1,024	$1,581
Class C – no redemption	$158	$505	$875	$1,918
Class C – with redemption	$258	$505	$875	$1,918
Class N	$77	$255	$449	$1,009
Class I	$56	$192	$340	$769

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.